Non-controlling interests	12 Months Ended
Dec. 31, 2024
Disclosure of subsidiaries [abstract]
Non-controlling interests
11. Non-controlling interests
The following table summarizes the information relating to Deva, a subsidiary of the Company with a material non-controlling interest (“NCI”). The amounts disclosed are based on those included in the consolidated financial statements before inter-company eliminations.

	December 31, 2024	December 31, 2023
NCI percentage	19.5%	19.5%

Current assets	$2,620	$2,721
Non-current assets	11,704	22,095
Current liabilities	(239)	(228)
Non-current liabilities	(169,248)	(170,070)
Net liabilities	$(155,163)	$(145,482)

Net liabilities allocated to NCI	$(30,257)	$(28,369)

Cash flows used in operating activities	$(3,382)	$(2,981)
Cash flows used in investing activities	9	—
Cash flows generated from financing activities	3,406	2,954
Net decrease in cash and cash equivalents	$33	$(27)

Net loss and comprehensive loss	$(9,682)	$(14,638)
Net loss allocated to NCI	$(1,888)	$(2,854)

Net loss attributable to NCI in the consolidated statements of operations includes $1.9 million related to Deva (2023 – net loss of $2.9 million) and net loss of $0.3 million related to non-material subsidiaries (2023 – net loss of $0.4 million).
The carrying value of the NCI related to Deva is $(10.3) million (2023 – $(8.4) million) and the carrying value of non-material subsidiaries is $2.1 million (2023 – $2.2 million).
Deva is included in the Romanian reporting segment which is presented as a disposal group held for sale at December 31, 2024. Net loss attributable to Deva is presented as discontinued operations for the years ended December 31, 2024 and 2023 (Note 6).